UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report(Date of earliest event reported): August 23, 2001


                              Argonaut Group, Inc.
             (Exact name of Registrant as specified in its charter)



             Delaware                 0-14950            95-4057601
-------------------------------       --------          -----------
(State or other jurisdiction of       (Commission      (I.R.S. Employer
 incorporation or organization)        File Number)     Identification No.)


10101 Reunion Place, Suite 800
San Antonio, TX                                      78216
----------------------------------------             -----
(Address of principal executive offices)           (Zip code)


                                  210.321.8400
        ----------------------------------------------------------------
              (Registrant's telephone number including area code)



                                 Not applicable
         ---------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 2.      Acquisition or Disposition of Assets.

On August 23, 2001, pursuant to an Agreement and Plan of Merger, and Assignment and Assumption Agreement (the "Agreement") dated May 7, 2001 and August 15, 2001 respectively, by and among Argonaut Insurance Company (the "Company"), a California corporation and wholly owned subsidiary of the Registrant, Argonaut Acquisition Corp., a North Carolina corporation and wholly owned subsidiary of the Company ("Merger Subsidiary"), and Front Royal, Inc. ("Front Royal"), a North Carolina corporation, the Registrant acquired all of the outstanding stock of Front Royal through a merger of Merger Subsidiary with and into Front Royal, where Front Royal continued as the surviving corporation and wholly owned subsidiary of the Company. Front Royal operates specialty niche insurance underwriters with particular expertise in excess and surplus lines and workers compensation for targeted types of businesses. Its principal subsidiaries are Colony Insurance Group, located in Richmond, Virginia; Rockwood Casualty Insurance Company, located in Rockwood, Pennsylvania; and The Redwoods Group, a managing general underwriter, headquartered in Morrisville, North Carolina.

The Company paid $165 million cash for all the issued and outstanding stock of Front Royal. Financing for the transaction was provided by the Company's invested assets. The purchase price was determined pursuant to arms-length negotiations among the constituent corporations. The acquisition will be treated as a purchase for accounting purposes.

There were, and are to date, no material relationships between the Registrant, the Company and its subsidiaries, officers, directors or affiliates and Front Royal.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement, which is incorporated by reference as an exhibit to this Form 8-K.


Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of business acquired.

             Financial statements will be filed no later than November 8, 2001 as permitted by paragraph (a)(4) to Item 7 of Form 8-K.

        (b)  Pro forma financial information.

             Pro forma financial statements will be filed no later than November 8, 2001 as permitted by paragraph (b)(2) to item 7 of Form 8-K.

        (c)  Exhibits.



Exhibit
Number     Description
-------    ---------------------------------------------------------------------

  2.1 Agreement and Plan of Merger By and Among Argonaut Insurance Company, Argonaut Midwest Insurance Company, Argonaut Acquisition Corp. and Front Royal, Inc. dated as of May 7, 2001, (incorporated by reference to Exhibit 10.11 to the Registrant's Form 10-Q filed with the Securities and Exchange Commission on May 14, 2001)


  2.2      Assignment and Assumption Agreement




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


                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized:


                                    ARGONAUT GROUP INC.


September 5, 2001                   By: /s/  Mark E. Watson, III
                                        ---------------------------------------
                                        Mark E. Watson, III
                                        President (Principal Executive Officer)



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